Old Mutual Funds II
Supplement Dated February 10, 2012

This Supplement updates certain information contained in the currently effective Class A, Class C, Class Z and Institutional Class shares Prospectus of Old Mutual Funds II dated July 26, 2011 as supplemented (the “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

At a special meeting of shareholders held on February 10, 2012, shareholders of the Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Barrow Hanley Value Fund, Old Mutual Copper Rock International Small Cap Fund, Old Mutual Focused Fund, Old Mutual TS&W Mid-Cap Value Fund, Old Mutual TS&W Small Cap Value Fund, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Dwight Intermediate Fixed Income Fund, and Old Mutual Dwight Short Term Fixed Income Fund (together, the “Acquired Funds”) approved Agreements and Plans of Reorganization pursuant to which each Acquired Fund’s assets and liabilities will be transferred to mutual funds advised by Touchstone Advisors, Inc. (the “Acquiring Funds”) as indicated below:

ACQUIRED FUND		ACQUIRING FUND
Old Mutual Analytic U.S. Long/Short Fund	à	Touchstone US Long/Short Fund
Old Mutual Barrow Hanley Value Fund	à	Touchstone Value Fund
Old Mutual Copper Rock International Small Cap Fund	à	Touchstone International Small Cap Fund
Old Mutual Focused Fund	à	Touchstone Focused Fund
Old Mutual TS&W Small Cap Value Fund	à	Touchstone Small Cap Value Opportunities Fund
Old Mutual TS&W Mid-Cap Value Fund	à	Touchstone Mid Cap Value Opportunities Fund
Old Mutual Barrow Hanley Core Bond Fund	à	Touchstone Total Return Bond Fund
Old Mutual Dwight Intermediate Fixed Income Fund	à	Touchstone Core Bond Fund
Old Mutual Dwight Short Term Fixed Income Fund	à	Touchstone Ultra Short Duration Fixed Income Fund

If other closing conditions are satisfied, all of the assets and liabilities of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund and shareholders in each Acquired Fund will become shareholders in the corresponding Acquiring Fund. The reorganizations are expected to occur during the second quarter of 2012.

The special meeting of shareholders of the Old Mutual Large Cap Growth Fund was adjourned to March 9, 2012 at 11:00 a.m. Mountain time.

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Distributed by Old Mutual Investment Partners
R-12-011  02/2012